SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2006 (December 1, 2006)

FRANKLIN BANK CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-505I8	11-3626383

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 680		Houston, Texas 77042

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 339-8900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

          Item 8.01  Other Events

          On December 4, 2006, Franklin Bank Corp. issued a press release announcing the signing of a definitive agreement on December 1, 2006 to acquire The First National Bank of Bryan. A copy of the press release is filed as part of this Form 8-K as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(d)	Exhibits.

Exhibit 99.1 Press release of Franklin Bank Corp. dated December 4, 2006

S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.

Dated: December 4, 2006	By:	/s/ Russell McCann

Russell McCann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Franklin Bank Corp. dated December 4, 2006